Exhibit 32.1

CERTIFICATION OF PERIODIC REPORT

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Incode Technologies Corporation (the “Company”), certifies that:

1.    The Quarterly Report on Form 10-QSB/A (Amendment No. 1) of the Company for the quarter ended September 30, 2005 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/S/ JAMES GRAINER JAMES GRAINER Chief Executive Officer and Chief Financial Officer
Date:	February 28, 2006